UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2005

                            ENTERASYS NETWORKS, INC.
             (Exact name of registrant as specified in its chapter)

          Delaware                                               04-2797263
(State or other jurisdiction             1-10228                (IRS Employer
      of incorporation          (Commission File Number)     Identification No.)

                                50 Minuteman Road
                                Andover, MA 01810
              (Address and zip code of principal executive offices)


       Registrant's telephone number, including area code: (978) 684-1000


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 220.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))
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     ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     (a)(1) On January 12, 2005, Enterasys Networks, Inc. (the "Company") entered into an agreement in principle to settle its outstanding shareholder litigation relating to alleged securities law violations (In re Cabletron Systems, Inc. Securities Litigation, N.H. No. C-97542 J.D.). The agreement with the plaintiffs and the class they represent (certain people who purchased or sold the Company's securities during the period of March 3, 1997 to December 2,
1997) is subject to the negotiation and signing of a final settlement agreement, and approval by the Court. The agreement covers the Company and certain individual defendants that were party to the lawsuit. The settlement does not reflect any admission of wrongdoing by the defendants.

     (a)(2) The agreement provides that the Company will pay $10,500,000 in cash to the plaintiffs and the class. The Company's insurers will contribute approximately $10,000,000 in cash to fund the settlement. The settlement payment will be deposited into an interest-bearing escrow account before the later of February 11, 2005, or within two business days after the Court's preliminary approval of the final settlement agreement. If the settlement agreement is not finally approved by the Court, then the escrow amount, minus out-of-pocket expenses incurred in notifying the plaintiffs and class of the settlement, will be returned to the Company.


     ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) The following exhibits are being furnished herewith:

     99.1 Press release, dated January 18, 2005, of Enterasys Networks, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENTERASYS NETWORKS, INC.
                                               (Registrant)

Date :   January 18, 2005                  By: /s/ Gerald M. Haines II
                                               __________________________
                                               Gerald M. Haines II
                                               Chief Legal Officer

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
NUMBER     DESCRIPTION OF EXHIBIT
------     ----------------------

99.1       Press release, dated January 18, 2005, of Enterasys Networks, Inc.